TRADE AND OTHER PAYABLES (Schedule of Trade and Other Payables) (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
TRADE AND OTHER PAYABLES
Trade accounts payable	$ 91,180	$ 100,387
Payroll and related payables	30,345	21,896
Mining royalty payable	4,433	3,997
Other payables	15,565	15,112
Share units payable	10,119	6,611
Derivative liabilities		81
Total trade and other payables	151,642	148,084
San Jose Mine
TRADE AND OTHER PAYABLES
Other payables	$ 6,600	$ 0